December 16, 2004

High-Graded Assets

Focused Exploration

Expanding Production

Monetizing Stranded Natural Gas

Transitioning to a Cash Generator

Noble Energy, Inc.

Acquisition of Patina Oil & Gas Corporation

This communication contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on Noble Energy’s and Patina Oil & Gas’ current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Risks, uncertainties and assumptions include 1) the possibility that the companies may be unable to obtain stockholder or regulatory approvals required for the acquisition; 2) the possibility that problems may arise in successfully integrating the businesses of the two companies; 3) the possibility that the acquisition may involve unexpected costs; 4) the possibility that the combined company may be unable to achieve cost-cutting synergies; 5) the possibility that the businesses may suffer as a result of uncertainty surrounding the acquisition; 6) the possibility that the industry may be subject to future regulatory or legislative actions; 7) the volatility in commodity prices for oil and gas; 8) the presence or recoverability of estimated reserves; 9) the ability to replace reserves; 10) environmental risks; 11) drilling and operating risks; 12) exploration and development risks; 13) competition; 14) the ability of management to execute its plans to meet its goals and other risks that are described in SEC reports filed by Noble Energy and Patina Oil & Gas. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Noble Energy and Patina Oil & Gas. Noble Energy and Patina Oil & Gas assume no obligation and expressly disclaim any duty to update the information contained herein except as required by law.

Forward-looking Statement

In connection with the proposed acquisition by Noble Energy of Patina Oil & Gas, Noble Energy and Patina Oil & Gas will file relevant materials with the SEC, including one or more registration statement(s) that contain a prospectus and a joint proxy statement. Investors and security holders of Noble Energy and Patina Oil & Gas are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Noble Energy, Patina Oil & Gas and the acquisition. Investors and security holders may obtain these documents (and any other documents filed by Noble Energy or Patina Oil & Gas with the SEC) free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by Noble Energy may be obtained free of charge from Noble Energy’s website at www.nobleenergyinc.com. The documents filed with the SEC by Patina Oil & Gas may be obtained free of charge from Patina Oil & Gas’ website at www.patinaoil.com. Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed acquisition.

Noble Energy, Patina Oil & Gas and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Noble Energy and Patina Oil & Gas in favor of the acquisition. Information about the executive officers and directors of Noble Energy and their ownership of Noble Energy common stock is set forth in the proxy statement for Noble Energy’s 2004 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2004. Information about the executive officers and directors of Patina Oil & Gas and their ownership of Patina Oil & Gas common stock is set forth in the proxy statement for Patina Oil & Gas’ 2004 Annual Meeting of Stockholders, which was filed with the SEC on April 16, 2004. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Noble Energy, Patina Oil & Gas and their respective executive officers and directors in the acquisition by reading the joint proxy statement/prospectus regarding the acquisition when it becomes available.

These materials do not constitute an offer to sell or solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Additional Information About The Merger And Where To Find It

* Year-end

A Significant Transformation

International Reserves

70%

28%

1998*

2003*

International Production

32%

8%

1998

2003

Reserve Life (Years)

7.8

12.3

1998*

2003*

GOM Production

63%

39%

1998

2003

Transaction Value – $3.4 Billion $1.8 Billion Equity $1.1 Billion Debt $0.5 Billion Assumed Debt

60 Percent Stock / 40 Percent Cash

New NBL Shares Issued – 27 Million

Immediately Accretive to EPS and DCFPS

Pro Forma Ownership 68 Percent NBL 32 Percent POG

Board of Directors

Five Current NBL Directors Two POG Directors

Transaction Summary

An Accretive Acquisition Benefiting All Parties

Consideration: POG Shareholders Can, Subject to Proration, Elect: Cash or NBL Common Stock, in Either Case Having a Value Equal to $14.80, plus Value of 0.3751 NBL Shared During Specified Period Prior to Closing In Total, POG Shareholders Will Receive Consideration Comprised of 60 Percent of NBL

Common Stock and 40 Percent Cash

Estimated Closing: March/April 2005

Conditions: • NBL Shareholder Approval

POG Shareholder Approval

Hart Scott Rodino Approval Termination Fee: $100MM

Transaction Summary Key Terms and Conditions

* See Appendix

Transaction Summary

Substantial Financial and Operating Benefits

Reserves and Production Increase Over 50 Percent Lengthen Domestic Reserve Life Reserves Per Share Increase 12 Percent

Establishes New Core Areas in Long-lived Basins

Domestic Onshore Reserves Increase to 45 Percent of Total EOnshore Tight Gas Expertise Enhanced

Reduces Domestic Risk and Costs Less Reliance on Exploration More Exploitation/Development EMulti-year Project Inventory

Immediately Accretive to EPS and DCFPS*

Increased Free Cash Flow Generation Capacity

Hedging Program Protects Cash Flows from Operations

Immediate Exposure to High Impact Projects Overseas and in the Deep Water Gulf of Mexico

Combined Companies Have Outstanding Portfolio Diversification

55% Domestic Reserves, 45% International Reserves

Transaction Structure Allows POG’s Shareholders to Continue to Participate in the Growth of POG’s Assets While Gaining Exposure to Exploration Projects with Significant Potential

Additional Financial Flexibility with Investment Grade Rating

Benefits to POG’s Shareholders

* Reserves As Of 12/31/03 Production As Of YTD 9/04

An Outstanding Combination of Assets

Onshore US Pro Forma* US

Reserves 320 MMBoe 320 Production 78 MBoepd

North Sea*

Reserves 11 MMBoe 11 Production 9 MBoepd

Israel*

Reserves 75 MMBoe 75 Production 7 MBoepd 7 of

Reserves 68 MMBoe 68 Production 39 MBoepd 39

Ecuador*

Reserves 13 MMBoe 13 Production 3 MBoepd

Argentina*

Reserves 10 MMBoe 10 Production 3 3MBoepd

Equatorial Guinea*

Reserves 203 MMBoe 203 Production 17 MBoepd

China*

•• Reserves 10 MMBoe 10 •• Production 4 MBoepd

NBL

POG – Wattenberg

152 MMBoe Proved (2004E)

68% Gas

120 MMBoe Probable & Possible

8,700+ Projects

POG – Mid-Continent

80 MMBoe Proved (2004E)

70% Gas

35 MMBoe Probable & Possible

800+ Projects

POG – San Juan

16 MMBoe Proved (2004E)

97% Gas

22 MMBoe Probable & Possible

500+ Projects

POG – Central

15 MMBoe Proved (2004E)

11% Gas

4 MMBoe Probable & Possible

300 Projects

POG Adds Significant Assets in Key Growth Basins

Bowdoin Field

25 Well Drilling Program

Siberia Ridge Field

8 – 10 Well Drilling Program

Additional Infill Drilling Potential

Wind River

Testing 27,000 Acre Position

Niobrara Trend

235 Well Infill Drilling Program

Piceance

Drilling 32 Wells on 6,500 Acres

Caspiana Field

(Hosston / Cotton Valley)

5 – 7 Well Drilling Program Additional Infill Drilling Potential

Gulf Coast Region

38 Drilling Well Program

Total Reserves: 710 MMBoe

Rebalance Reserve Mix

Domestic Weighting Increases Significantly

NBL YE 2003

Pro Forma

International 70%

Domestic 30%

Total Reserves: 457 MMBoe

Domestic 55%

International 45%

160 MBoepd

Increased Domestic Onshore Contribution

More Stable, Longer-lived Production

NBL Production 3Q04

Pro Forma 3Q04

Domestic Onshore 20%

EG 15%

Israel 12%

North Sea 7%

GOM 37%

Other Int’l 9%

Domestic Onshore 47%

EG 10%

Israel 8%

North Sea 5%

Other Int’l 6%

GOM 24%

107 MBoepd

A Combination with POG Would Address Many of These Objectives

• High-quality, Multi-year, Low-risk Inventory

• Balances Risk Profile of Reserve Base EIncreases Domestic Onshore Reserves to 45 Percent of Total Reserves From 15 Percent EIncreases Domestic Exploitation EExtends Domestic Reserve Life

• Taps into One of the Stronger Near-term Organic Growth Profiles in the Sector

• Establishes New Core Areas with Platform for Further Regional Consolidation

• Allows Application of POG’s Technological Expertise to NBL’s Existing Onshore Tight Gas Operations

• Provides NBL with an Opportunity to Further High Grade Asset Base

Why Patina Oil & Gas?

NBL’s Articulated Strategic Objectives

• Grow Domestic Position in Key Basins ELong-lived Onshore EDeepwater

• Complement International Production Growth

• Balance Risk From Exploration

• Generate Competitive Risk-weighted Returns

• Reduce Dependence on Gulf of Mexico Shelf

Total Debt/Book Capitalization Declined to

38 Percent

Net Debt/Book Capitalization at 35 Percent

Significant Progress Towards Long-term Goals

NBL’s Long-term Corporate Objectives

Growth

Cost Reductions

Reduce Financial Leverage

Establish Organic Growth Platform

Strategic Acquisitions

Achievements

Major International Developments Online, Driving Visible Production Growth Through 2008 Recent Deepwater Discoveries and Associated Development Opportunities Anchor U.S. Growth

Announced Acquisition of Patina Oil & Gas Adding Long-lived Domestic Natural Gas

Reduced Run-rate Unit Cash Costs by 5 Percent From 1H03 to 1H04 Five Non-core/Higher Operating Cost Asset Packages Identified and Sold

NBL

POG

D-J Basin – The Wattenberg Field

A New Core Area with Running Room

Wattenberg Field

One of Ten Largest Gas Fields in US Over 500 MMBoe of Cumulative Production POG Currently Largest Operator in Field Stable, Predictable, Long-lived Production Resources – 2004

152 MMBoe of Proven Reserves 73 Percent Developed 120 MMBoe Probable/Possible 68 Percent Natural Gas Production – 3Q04 33 MBoepd 13 Year Reserve Life Control E Average WI of 94 Percent 99 Percent Operated Leasehold – 220,000 Net Acres

Wind River

Siberia Ridge Field

Niobrara Trend

D-J Basin Wattenberg Field

[1] Average Total NBL Rates [2] Includes Acquisition Synergies [3] Includes Additional Borrowings [4] Includes Purchase Price Allocation

A Significantly Enhanced Domestic Business

Combination Drives Further Cost Improvements

Year-to-Date 9/30/04, $/Boe

Domestic Domestic Percent

NBL POG Pro Forma Change

LOE 4.36 3.51 3.97

Production Tax 0.78 2.36 1.50

SG&A [1] 1.42 1.20 1.16 [2]

Exploration 3.92 0.09 2.18

Interest [1] 1.35 0.64 1.64 [3]

Subtotal 11.83 7.80 10.45 (12%)

DD&A 10.59 6.25 10.72 [4]

Total 22.42 14.05 21.17 (6%)

Production (MMBoe) 17.4 14.5 31.9

NBL Pro Forma

Production Growth (%) 10 10 – 11

(175 – 180 MBoepd)

LOE ($/Boe) 3.70 – 3.90 3.50 – 3.75

SG&A ( $/Boe) 1.45 – 1.65 1.15 – 1.35

DD&A ( $/Boe) 7.00 – 7.50 8.25 – 8.75

Exploration ($MM) 140 – 160 140 – 165

Capital Spending ($MM) 735 995

Effective Tax Rate (%) 42 40

% Deferred 20 – 30 25 – 35

2005 Guidance

Note: 2003 Reserve Figures Adjusted for Announced Asset Acquisitions and Divestitures Source: J.P. Morgan Chase

2003 Proved Reserves

2,500

2,000

MMBoe 1,500

1,000

500

0

710

APC

DVN

BR APA KMG PXD XTO EOG

NBL PF

CHK VPI PPP NFX

MUR FST THX SGY

Source: J.P. Morgan Chase

Enterprise Value

30

25

20

Billions

$7.7

15

$

10 5 0

DVN

APA

BR APC KMG XTO EOG CHK PXD

NBL PF

MUR NFX

PPP FST THX

VPI

SGY

Current NBL Pro Forma

12/31/04E 12/31/04

(Millions) (Millions)

Amount Percent Amount Percent

Credit Facility $ 85 4% $447 8%

Current Term Loan 150 6% 150 3%

Acquisition Loan - - 1,300 23%

Sr. Unsecured Notes 644 28% 644 11%

Total Debt $ 879 38% $2,541 45%

Total Equity 1,443 62% 3,146 55%

Total Capitalization $ 2,322 100% $5,687 100%

Capitalization

Five-year Financing Provides Repayment Flexibility

Combined Company Generates Substantial Free Cash Flow

Available for Expanded Capital Projects Debt Reduced to Pre-acquisition Levels Within Three Years

Hedges Ensure Free Cash Flow to Meet Goals

Financial Flexibility

Protects Cash Flow from Operations for Capital Needs and Debt Reduction

New Production Hedges Through 2008

Natural Gas: 80 MMcfpd Crude Oil: 7,000 Boepd

Layered into NBL’s Existing Production

ETreated as Hedges

Fixed Rate Swaps

Hedging Strategy

* See Appendix

NBL and POG

Accelerating Progress Towards Strategic Objectives

Stronger and More Balanced Company

Reserves and Production Increase Over 50 Percent Domestic Onshore Significantly Enhanced Domestic Growth Less Dependent on Exploration EA Larger Base to Support Major Projects

Increased Inventory of Exploitation Projects

NBL’s Current Portfolio to Benefit with Added Expertise from POG

Domestic Cost Structure Improves Further

Accretive to Earnings and Discretionary Cash Flow* Immediately Significant Combined Free Cash Flow to Accommodate New Opportunities and Debt Reduction

EC 342

Deep Shelf Portfolio

Exploration >15,000’

Texas

Louisiana

Planned 2004 / 2005 Portfolio Development Core Focus Area

25 Projects

(Not All Shown on Map)

Hornet (CA 18)

Tomcat (MO 943/942)

Lightning (CA 38/39)

VK 341

MP 108

Mound Point

WC 392

VR 227

ST 278

EI 300

SMI 145

ST 62

MP 305/306

VR 228/235

Strike Eagle (VK 157)

Warthog (VK 65)

VK 251 CV

VR 230

Active Deepwater Exploration Portfolio

Two Focus Areas – Green Canyon and Mississippi Canyon / Atwater Fold Belt



Discovery
Planned 2004 / 2005
Active Projects
Development
Producing
Core Focus Area
30 Projects
(Not All Shown on Map)
Texas
Louisiana
MS
AL
Alta N.
Gemini N.
Snowbird
Taos
Crystal
Swordfish
Slam Deep
Hummingbird
Lorien
Loon
Robusto
Little Burn
Red Tack
Ike / Gipper
Shasta
Alessi
Superior
Sable
Boris
Lost Ark
Conquest
Gull Wing
Curie
Ticonderoga
Xena
3–Pointer
Blue Eagle
Opening Day
Deep Blue
Squeeze Play
Livingston

noble energy

Active Projects Development Producing

Deepwater Becoming a Material Portion of Domestic Portfolio

Deepwater Production

9 8 7 6 MBoepd 5 4 3 2 1 0

1999 2000 2001 2002 2003

Texas

Lorien

2003 Discovery 20-30 MMBoe* 2030 WI: 60%

Swordfish

Est. Net IP: 10,000 Boepd . 20-25 MMBoe* WI: 60%

Sable (Upper Pliocene Weld)

2004 Drilling Candidate P75 – –P25: 10-35 10-35MMBoe* WI: 100%

*Gross Resource Estimate

Ticonderoga

2004 Discovery 30-50 MMBoe* WI: 50%

Discovery Planned 2004 Core Focus Area

Deepwater Development Timeline



Project / Phase
2004
2005
2006
2Q 3Q 4Q
1Q 2Q 3Q 4Q
1Q 2Q 3Q 4Q
Swordfish Project
Drill and Complete
Complete Well 2 and 3
Fabrication / Installation
Initial Production
IP: 10,000 Boepd net
Lorien Project
Appraisal and Drilling
Drill Well 2 & Completions
Fabrication / Installation
Initial Production
IP: 12,000 Boepd net
Ticonderoga Project
Appraisal and Drilling
Complete 2 Wells
Fabrication / Installation
Initial Production
IP: 12,000 Boepd net

noble energy

Caspiana Field

(Hosston / Cotton Valley) /

5 – 5 –7 well drilling program 7 Additional infill drilling potential

2005 Onshore Development Projects

Emphasis on Exploitation

Bowdoin Field

25 Well PUD Drilling Program 25 Gathering system improvements

Small diameter coiled tubing replacements Pumping unit installations In-field acquisition opportunities In-

Siberia Ridge Field

8 – 8 –10 10 well drilling program (Cretaceous Sands) pr Additional infill drilling potential

Niobrara Trend

215 well infill drilling program215 dr Pumping unit installations

Additional compression and sales outlets Acquisition opportunities

Gulf Coast Region

38 Total Wells 38

S. Texas 4 – S. 4 –6 Wells (Yegua & Frio) 6 & S.E. Texas / S. Louisiana 2 – S.E. / S. 2 –3 Wells (Frio) 3

2000 2001 2002 2003 YTD

09/04

Impact of International

Assets Continues To Grow

Year End Reserves

500

400

MMBoe 300 200

100

0

1999 2000 2001 2002 2003

Proved Reserves

Unbooked EG Natural Gas Resources

50 40 MBoepd 30 20 10 0

Average Production

North Sea

Important Producing Area With Growth Potential

Core International Asset 30% of 2003 International Production Opportunities to Expand

Cook / Hanze Production

Two Development Candidates

Current Sales of 150+ MMcfpd, Gross

Facilities Capacity 600 MMcfpd

IEC Contract 630 Bcf (170 MMcfpd)

Ashdod (Current) 250 MMcfpd Peak Demand E Tel Aviv (2005) 100 MMcfpd Peak Demand

Low Cost Production $.50/Mcf DD&A

$.40/Mcf Operating Costs

New Potential Customers Bazan Refining Finalized E Desalinization Plant* Dorad IPP 800 MW* AIPM Paper Mill* Ofer IPPs 800 MW

Dead Sea Works

Over 1 Tcf Resources (NBL WI: 47%)

Natural Gas Sales Underway in Israel

Significant Future Growth Potential

*Preliminary Term Sheet Signed

130 MW Capacity

Low Cost Thermal Generator

Growing Power Market

Future Potential Combined Cycle Third Turbine Exploration

Ecuador

Natural Gas To Power Project

130 MW Capacity

Low Cost Thermal Generator

Growing Power Market

Future Potential

Combined Cycle

Third Turbine

Exploration

Alba Field – A “World-class” Asset

2004 Program

ERamp Up Phase 2A EComplete Phase 2B (2Q05)

One Billion BOE Gross Proved and Probable Resources

New Exploration

Block “O”

Block “I”

Equatorial Guinea

Building a Solid Position

Appendix

(1) Discretionary cash flow is a forward-looking non-GAAP financial measure. The GAAP measure most comparable to discretionary cash flow is net cash provided by operating activities (net operating cash). Net operating cash is not accessible on a forward-looking basis and reconciling information is not available without unreasonable effort. The reconciling information that is unavailable would include a forward-looking balance sheet prepared in accordance with GAAP. The probable significance of having a forward-looking GAAP balance sheet is estimated to be a variance of plus or minus 10 percent of the forward-looking discretionary cash flow in this presentation.

The table above reconciles cash flow to net cash flow provided by operating activities. While discretionary cash flow is not a GAAP measure of financial performance, management believes it is a good tool for internal use and the investment community in evaluating the company’s overall financial performance. Among management, professional research analysts, portfolio managers and investors following the crude oil and natural gas industry, discretionary cash flow is broadly used as an indicator of a company’s ability to fund exploration and production activities and meet financial obligations. Discretionary cash flow is also commonly used as a basis to value and compare companies in the crude oil and natural gas industry.

Disclosure & Reconciliation of Non-GAAP Measures

Discretionary Cash Flow